Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify XRP 3% Monthly Premium Income ETF

(the “Fund”)

February 13, 2026

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated November 14, 2025

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about March 2, 2026, the Fund’s name will change to the “Amplify XRP 3% Monthly Option Income ETF.”

The changes will not affect the Fund’s investment objective or principal investment strategy, and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.